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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 26, 2000


                                YOUBET.COM, INC.
               (Exact Name of Registrant as specified in Charter)


         Delaware                    33-13789LA                95-4627253
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)

        1950 Sawtelle Boulevard, Suite 180, Los Angeles, California 90025
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               (Address of principal executive offices) (Zip Code)

                                 (310) 444-3300
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On May 25 and June 1, 2000, Youbet.com bought back and retired an aggregate of approximately $17.3 million or 46% of its senior convertible debt at a cost of approximately $9.9 million, which will result in a gain of approximately $6.9 million to be recognized in Youbet.com's second quarter ended June 30, 2000.

     Attached as EXHIBIT 99.1 hereto and incorporated herein by reference is a copy of Youbet.com's press release issued on May 24, 2000.


ITEM 7. EXHIBITS


        Exhibit Number             Description of Document
        --------------             -----------------------
            99.1                   Press release dated May 24, 2000



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 23, 2000                    YOUBET.COM, INC.,
                                       (Registrant)


                                       By: /s/ Phillip C. Hermann
                                           ----------------------------------
                                           Phillip C. Hermann
                                           Executive Vice President and Chief
                                           Financial Officer




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